REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT TEN AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life and Annuity Insurance Company Separate Account Ten (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account Ten as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                 PUTNAM VT
                                             PUTNAM VT           AMERICAN            PUTNAM VT           PUTNAM VT
                                             MULTI-CAP          GOVERNMENT          DIVERSIFIED        GLOBAL ASSET
                                            VALUE FUND          INCOME FUND         INCOME FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             812,490           3,163,193           7,653,053           3,258,617
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       10,883,137  $       34,333,432  $       71,264,946  $       46,710,205
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       17,759,118  $       31,682,195  $       53,717,126  $       62,649,713
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,925              31,416              10,781              59,409
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          17,762,043          31,713,611          53,727,907          62,709,123
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,925              31,416              10,781              59,409
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                   2                   3                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,926              31,418              10,784              59,409
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       17,759,117  $       31,682,193  $       53,717,123  $       62,649,714
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             604,476           1,687,858           2,201,033           1,199,809
   Minimum unit fair value #*.........  $        25.217036  $        12.900738  $        16.396327  $        12.879795
   Maximum unit fair value #*.........  $        30.907867  $        19.895959  $        24.833345  $        55.024424
   Contract liability.................  $       17,474,922  $       30,917,988  $       52,128,045  $       60,565,737

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               9,706              41,489              66,416              38,726
   Minimum unit fair value #*.........  $        27.514358  $        16.135982  $        18.296815  $        52.377802
   Maximum unit fair value #*.........  $        29.326824  $        18.604720  $        24.145760  $        53.818196
   Contract liability.................  $          284,195  $          764,205  $        1,589,078  $        2,083,977


                                                                                     PUTNAM VT
                                             PUTNAM VT           PUTNAM VT            GROWTH             PUTNAM VT
                                              GLOBAL            GROWTH AND         OPPORTUNITIES       GLOBAL HEALTH
                                            EQUITY FUND         INCOME FUND            FUND              CARE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           4,930,184          17,102,394             970,082           1,480,762
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       63,379,291  $      297,212,344  $        8,784,926  $       17,341,541
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       78,084,864  $      448,865,170  $        9,085,854  $       30,346,734
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              18,111             153,857               6,498              13,109
   Other assets.......................                   1                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          78,102,976         449,019,027           9,092,352          30,359,845
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              18,111             153,857               6,498              13,109
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              18,111             153,857               6,499              13,109
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       78,084,865  $      448,865,170  $        9,085,853  $       30,346,736
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,316,292           5,768,294           1,073,207           1,146,456
   Minimum unit fair value #*.........  $         6.777247  $        14.475500  $         6.630115  $        16.014713
   Maximum unit fair value #*.........  $        34.054705  $        80.497613  $        25.934310  $        29.669090
   Contract liability.................  $       75,720,047  $      431,078,936  $        8,925,395  $       29,683,141

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              70,853             235,788              19,131              25,326
   Minimum unit fair value #*.........  $         8.625147  $        16.056331  $         8.112021  $        23.713522
   Maximum unit fair value #*.........  $        33.451452  $        79.147144  $         8.424679  $        26.331456
   Contract liability.................  $        2,364,818  $       17,786,234  $          160,458  $          663,595



                                             PUTNAM VT
                                            HIGH YIELD           PUTNAM VT
                                               FUND             INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           8,567,787            6,015,742
                                        ==================  ===================
     Cost.............................  $       88,483,038  $        78,433,537
                                        ==================  ===================
     Market value.....................  $       58,388,134  $        72,170,925
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              16,844               72,353
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          58,404,978           72,243,278
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              16,844               72,353
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              16,844               72,353
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       58,388,134  $        72,170,925
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,131,140            1,838,062
   Minimum unit fair value #*.........  $        17.905885  $         16.014594
   Maximum unit fair value #*.........  $        53.521022  $         41.660647
   Contract liability.................  $       56,217,385  $        68,858,638

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              42,987               81,251
   Minimum unit fair value #*.........  $        20.710573  $         19.711447
   Maximum unit fair value #*.........  $        52.630943  $         40.969906
   Contract liability.................  $        2,170,749  $         3,312,287

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             PUTNAM VT           PUTNAM VT           PUTNAM VT
                                           INTERNATIONAL       INTERNATIONAL       INTERNATIONAL         PUTNAM VT
                                            VALUE FUND          EQUITY FUND         GROWTH FUND       INVESTORS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------

ASSETS:
   Investments:
     Number of shares.................           3,489,551           3,408,167             928,078           2,583,507
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       36,969,621  $       38,655,618  $       10,312,143  $       28,100,194
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       34,828,560  $       45,445,411  $       17,455,037  $       44,847,443
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,240              70,639              16,618              32,587
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          34,830,801          45,516,050          17,471,655          44,880,030
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,240              70,639              16,618              32,587
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,240              70,639              16,618              32,589
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       34,828,561  $       45,445,411  $       17,455,037  $       44,847,441
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,740,992           2,118,822             961,961           2,935,368
   Minimum unit fair value #*.........  $         7.235402  $         8.039725  $         6.207910  $         1.388378
   Maximum unit fair value #*.........  $        20.582574  $        23.055188  $        18.854244  $        24.381476
   Contract liability.................  $       33,939,123  $       44,484,692  $       17,250,496  $       43,366,538

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              45,057              43,825              11,721              96,093
   Minimum unit fair value #*.........  $        12.350456  $         9.207794  $         6.816802  $        10.979802
   Maximum unit fair value #*.........  $        20.222768  $        22.638715  $        18.548917  $        15.679641
   Contract liability.................  $          889,438  $          960,719  $          204,541  $        1,480,903

                                             PUTNAM VT           PUTNAM VT                               PUTNAM VT
                                               MONEY             MULTI-CAP           PUTNAM VT           SMALL CAP
                                            MARKET FUND         GROWTH FUND        RESEARCH FUND        VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------

ASSETS:
   Investments:
     Number of shares.................          37,164,920           5,368,807             696,167           1,997,848
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       37,164,920  $       67,302,084  $        8,027,685  $       26,345,795
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       37,164,920  $      188,114,949  $       14,446,799  $       33,324,322
   Due from Sponsor Company...........              77,299                  --                  --                  --
   Receivable from fund shares sold...                  --              61,345              48,471              67,396
   Other assets.......................                   4                   4                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          37,242,223         188,176,298          14,495,272          33,391,718
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --              61,345              48,471              67,396
   Payable for fund shares purchased..              77,299                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              77,299              61,345              48,471              67,397
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       37,164,924  $      188,114,953  $       14,446,801  $       33,324,321
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          21,751,851           5,360,854             685,068             941,314
   Minimum unit fair value #*.........  $         0.893779  $         6.470805  $        12.067098  $        24.377401
   Maximum unit fair value #*.........  $        11.357204  $        38.841597  $        25.007077  $        39.412905
   Contract liability.................  $       36,253,727  $      184,383,524  $       14,181,274  $       32,305,988

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             573,307             104,192              13,061              29,480
   Minimum unit fair value #*.........  $         1.072382  $         7.105499  $        13.261491  $        30.498710
   Maximum unit fair value #*.........  $         1.711875  $        38.213266  $        21.912068  $        34.781732
   Contract liability.................  $          911,197  $        3,731,429  $          265,527  $        1,018,333

                                             PUTNAM VT           PUTNAM VT
                                           GEORGE PUTNAM          GLOBAL
                                           BALANCED FUND      UTILITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------

ASSETS:
   Investments:
     Number of shares.................           4,985,871            2,606,986
                                        ==================  ===================
     Cost.............................  $       48,585,200  $        31,817,859
                                        ==================  ===================
     Market value.....................  $       50,435,653  $        35,871,350
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              67,357               35,457
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          50,503,010           35,906,807
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              67,357               35,457
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   3                   --
                                        ------------------  -------------------
   Total liabilities..................              67,360               35,457
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       50,435,650  $        35,871,350
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,103,802            1,075,934
   Minimum unit fair value #*.........  $        12.908213  $         10.842533
   Maximum unit fair value #*.........  $        19.428537  $         32.197519
   Contract liability.................  $       48,763,056  $        34,016,273

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             105,947               58,301
   Minimum unit fair value #*.........  $        14.239036  $         13.658528
   Maximum unit fair value #*.........  $        15.877930  $         32.197519
   Contract liability.................  $        1,672,594  $         1,855,077

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                  PUTNAM VT
                                                                                                   CAPITAL             PUTNAM VT
                                                                             PUTNAM VT          OPPORTUNITIES        EQUITY INCOME
                                                                           VOYAGER FUND             FUND                 FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                        ------------------   ------------------   ------------------
ASSETS:
   Investments:
     Number of shares................................................            5,013,542              498,494            5,533,495
                                                                        ==================   ==================   ==================
     Cost............................................................   $      117,713,625   $        7,774,306   $       65,589,980
                                                                        ==================   ==================   ==================
     Market value....................................................   $      278,405,252   $       10,367,787   $      125,845,052
   Due from Sponsor Company..........................................                   --                   --                   --
   Receivable from fund shares sold..................................              125,263                1,970               30,815
   Other assets......................................................                   --                   --                    1
                                                                        ------------------   ------------------   ------------------
   Total assets......................................................          278,530,515           10,369,757          125,875,868
                                                                        ------------------   ------------------   ------------------

LIABILITIES:
   Due to Sponsor Company............................................              125,263                1,970               30,815
   Payable for fund shares purchased.................................                   --                   --                   --
   Other liabilities.................................................                    4                   --                   --
                                                                        ------------------   ------------------   ------------------
   Total liabilities.................................................              125,267                1,970               30,815
                                                                        ------------------   ------------------   ------------------

NET ASSETS:
     For contract liabilities........................................   $      278,405,248   $       10,367,787   $      125,845,053
                                                                        ==================   ==================   ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #.....................................            3,269,331              356,054            4,471,564
   Minimum unit fair value #*........................................   $         8.567204   $        25.025202   $        23.086100
   Maximum unit fair value #*........................................   $       100.092298   $        30.716496   $        29.041762
   Contract liability................................................   $      271,392,798   $       10,222,014   $      122,302,290

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #.....................................               76,770                5,004              128,855
   Minimum unit fair value #*........................................   $         9.407447   $        27.304919   $        25.843047
   Maximum unit fair value #*........................................   $        98.384176   $        29.145292   $        27.556292
   Contract liability................................................   $        7,012,450   $          145,773   $        3,542,763

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

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[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 PUTNAM VT
                                                                              PUTNAM VT          AMERICAN             PUTNAM VT
                                                                              MULTI-CAP         GOVERNMENT           DIVERSIFIED
                                                                             VALUE FUND         INCOME FUND          INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        166,536   $       1,471,565   $       5,059,801
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (26,864)            (50,213)            (88,354)
   Mortality and expense risk charges..................................           (244,322)           (443,600)           (774,876)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (271,186)           (493,813)           (863,230)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (104,650)            977,752           4,196,571
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,572,962            (698,618)         (3,552,922)
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            153,692             751,773            (923,596)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,726,654              53,155          (4,476,518)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $      1,622,004   $       1,030,907   $        (279,947)
                                                                         ==================  ==================  ==================


                                                                             PUTNAM VT            PUTNAM VT          PUTNAM VT
                                                                           GLOBAL ASSET            GLOBAL           GROWTH AND
                                                                          ALLOCATION FUND        EQUITY FUND        INCOME FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,755,034   $         536,126   $       7,520,515
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (95,976)           (127,581)           (700,247)
   Mortality and expense risk charges..................................           (831,693)         (1,071,696)         (5,919,741)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (927,669)         (1,199,277)         (6,619,988)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            827,365            (663,151)            900,527
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,979,622           3,012,987          27,881,651
   Net realized gain distributions.....................................          2,677,632                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (1,383,360)         (1,905,398)         13,830,094
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          4,273,894           1,107,589          41,711,745
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       5,101,259   $         444,438   $      42,612,272
                                                                         ==================  ==================  ==================

                                                                             PUTNAM VT
                                                                              GROWTH              PUTNAM VT          PUTNAM VT
                                                                           OPPORTUNITIES        GLOBAL HEALTH       HIGH YIELD
                                                                               FUND               CARE FUND            FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          39,296    $        124,010   $       4,232,290
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (13,223)            (41,461)            (97,011)
   Mortality and expense risk charges..................................           (117,630)           (366,980)           (840,057)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (130,853)           (408,441)           (937,068)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (91,557)           (284,431)          3,295,222
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (122,576)          2,289,871          (6,964,176)
   Net realized gain distributions.....................................            422,547           2,577,473                  --
   Change in unrealized appreciation (depreciation) during the period..            848,185           2,012,416           4,196,758
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,148,156           6,879,760          (2,767,418)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,056,599    $      6,595,329   $         527,804
                                                                         ==================  ==================  ==================



                                                                              PUTNAM VT
                                                                             INCOME FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      5,098,184
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (116,711)
   Mortality and expense risk charges..................................         (1,020,632)
                                                                         ------------------
     Total expenses....................................................         (1,137,343)
                                                                         ------------------
     Net investment income (loss)......................................          3,960,841
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,544,546)
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          1,684,195
                                                                         ------------------
     Net gain (loss) on investments....................................            139,649
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      4,100,490
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             PUTNAM VT           PUTNAM VT            PUTNAM VT
                                                                           INTERNATIONAL       INTERNATIONAL        INTERNATIONAL
                                                                            VALUE FUND          EQUITY FUND          GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         643,954   $         630,319    $         62,165
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (61,221)            (77,849)            (29,843)
   Mortality and expense risk charges..................................           (530,253)           (679,012)           (257,822)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (591,474)           (756,861)           (287,665)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             52,480            (126,542)           (225,500)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            168,092           1,808,190           1,941,683
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (4,500,456)         (5,755,358)         (3,101,265)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (4,332,364)         (3,947,168)         (1,159,582)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (4,279,884)  $      (4,073,710)   $     (1,385,082)
                                                                         ==================  ==================  ==================

                                                                                                PUTNAM VT            PUTNAM VT
                                                                             PUTNAM VT            MONEY              MULTI-CAP
                                                                          INVESTORS FUND       MARKET FUND          GROWTH FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -----------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        636,442   $           4,081    $        974,319
                                                                         -----------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (64,803)            (59,296)           (278,451)
   Mortality and expense risk charges..................................          (577,838)           (524,970)         (2,398,796)
                                                                         -----------------  ------------------  ------------------
     Total expenses....................................................          (642,641)           (584,266)         (2,677,247)
                                                                         -----------------  ------------------  ------------------
     Net investment income (loss)......................................            (6,199)           (580,185)         (1,702,928)
                                                                         -----------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         3,288,011                  (2)         19,154,103
   Net realized gain distributions.....................................                --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         1,966,648                  --           4,180,603
                                                                         -----------------  ------------------  ------------------
     Net gain (loss) on investments....................................         5,254,659                  (2)         23,334,706
                                                                         -----------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      5,248,460   $        (580,187)  $      21,631,778
                                                                         =================  ==================  ==================

                                                                                                PUTNAM VT            PUTNAM VT
                                                                             PUTNAM VT          SMALL CAP          GEORGE PUTNAM
                                                                           RESEARCH FUND       VALUE FUND          BALANCED FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -----------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        150,651   $         275,206   $         938,535
                                                                         -----------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (21,124)            (52,624)            (76,676)
   Mortality and expense risk charges..................................          (190,152)           (463,977)           (666,572)
                                                                         -----------------  ------------------  ------------------
     Total expenses....................................................          (211,276)           (516,601)           (743,248)
                                                                         -----------------  ------------------  ------------------
     Net investment income (loss)......................................           (60,625)           (241,395)            195,287
                                                                         -----------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         1,347,307           2,184,128            (144,294)
   Net realized gain distributions.....................................                --           8,738,420                  --
   Change in unrealized appreciation (depreciation) during the period..           544,137         (10,037,650)          4,603,995
                                                                         -----------------  ------------------  ------------------
     Net gain (loss) on investments....................................         1,891,444             884,898           4,459,701
                                                                         -----------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      1,830,819   $         643,503   $       4,654,988
                                                                         =================  ==================  ==================

                                                                              PUTNAM VT
                                                                               GLOBAL
                                                                           UTILITIES FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      1,172,843
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (56,191)
   Mortality and expense risk charges..................................           (477,625)
                                                                         ------------------
     Total expenses....................................................           (533,816)
                                                                         ------------------
     Net investment income (loss)......................................            639,027
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            774,045
   Net realized gain distributions.....................................          2,537,136
   Change in unrealized appreciation (depreciation) during the period..            801,660
                                                                         ------------------
     Net gain (loss) on investments....................................          4,112,841
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      4,751,868
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                   PUTNAM VT
                                                                                                    CAPITAL            PUTNAM VT
                                                                               PUTNAM VT         OPPORTUNITIES       EQUITY INCOME
                                                                             VOYAGER FUND            FUND                FUND
                                                                              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                          ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends............................................................  $       2,815,619   $          43,393   $       2,561,953
                                                                          ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges...............................................           (429,822)            (16,669)           (191,642)
   Mortality and expense risk charges...................................         (3,653,922)           (152,264)         (1,672,196)
                                                                          ------------------  ------------------  ------------------
     Total expenses.....................................................         (4,083,744)           (168,933)         (1,863,838)
                                                                          ------------------  ------------------  ------------------
     Net investment income (loss).......................................         (1,268,125)           (125,540)            698,115
                                                                          ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions....................         29,980,212             647,029          12,092,000
   Net realized gain distributions......................................          5,568,119           2,104,181                  --
   Change in unrealized appreciation (depreciation) during the period...        (11,210,966)         (2,035,677)          1,085,703
                                                                          ------------------  ------------------  ------------------
     Net gain (loss) on investments.....................................         24,337,365             715,533          13,177,703
                                                                          ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations....  $      23,069,240   $         589,993   $      13,875,818
                                                                          ==================  ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            AMERICAN
                                                                                    MULTI-CAP           GOVERNMENT
                                                                                   VALUE FUND           INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (104,650)   $         977,752
   Net realized gain (loss) on security transactions.........................           1,572,962             (698,618)
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........             153,692              751,773
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           1,622,004            1,030,907
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             233,828              198,444
   Net transfers.............................................................             271,906              319,324
   Surrenders for benefit payments and fees..................................          (2,872,719)          (5,216,007)
   Other transactions........................................................                 123                 (214)
   Death benefits............................................................            (593,627)          (1,064,418)
   Net annuity transactions..................................................              57,461              217,063
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,903,028)          (5,545,808)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (1,281,024)          (4,514,901)

NET ASSETS:
   Beginning of period.......................................................          19,040,141           36,197,094
                                                                               -------------------  -------------------
   End of period.............................................................   $      17,759,117    $      31,682,193
                                                                               ===================  ===================


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   DIVERSIFIED       GLOBAL ASSET
                                                                                   INCOME FUND      ALLOCATION FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       4,196,571   $         827,365
   Net realized gain (loss) on security transactions.........................         (3,552,922)          2,979,622
   Net realized gain distributions...........................................                 --           2,677,632
   Change in unrealized appreciation (depreciation) during the period........           (923,596)         (1,383,360)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (279,947)          5,101,259
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            252,099             160,274
   Net transfers.............................................................         (1,010,995)            230,576
   Surrenders for benefit payments and fees..................................         (9,541,591)        (10,323,995)
   Other transactions........................................................               (701)                701
   Death benefits............................................................         (1,664,649)         (1,638,535)
   Net annuity transactions..................................................            427,100             739,365
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (11,538,737)        (10,831,614)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (11,818,684)         (5,730,355)

NET ASSETS:
   Beginning of period.......................................................         65,535,807          68,380,069
                                                                               ------------------  ------------------
   End of period.............................................................  $      53,717,123   $      62,649,714
                                                                               ==================  ==================


                                                                                    PUTNAM VT            PUTNAM VT
                                                                                     GLOBAL             GROWTH AND
                                                                                   EQUITY FUND          INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (663,151)   $        900,527
   Net realized gain (loss) on security transactions.........................           3,012,987          27,881,651
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........          (1,905,398)         13,830,094
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             444,438          42,612,272
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             288,585           2,168,475
   Net transfers.............................................................          (1,378,041)         (8,654,703)
   Surrenders for benefit payments and fees..................................         (11,887,528)        (69,376,104)
   Other transactions........................................................                (738)             (1,324)
   Death benefits............................................................          (1,416,526)        (12,496,225)
   Net annuity transactions..................................................             336,125           3,582,257
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (14,058,123)        (84,777,624)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (13,613,685)        (42,165,352)

NET ASSETS:
   Beginning of period.......................................................          91,698,550         491,030,522
                                                                               -------------------  ------------------
   End of period.............................................................   $      78,084,865    $    448,865,170
                                                                               ===================  ==================

                                                                                    PUTNAM VT
                                                                                     GROWTH            PUTNAM VT
                                                                                  OPPORTUNITIES      GLOBAL HEALTH
                                                                                      FUND             CARE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (91,557)  $        (284,431)
   Net realized gain (loss) on security transactions.........................           (122,576)          2,289,871
   Net realized gain distributions...........................................            422,547           2,577,473
   Change in unrealized appreciation (depreciation) during the period........            848,185           2,012,416
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,056,599           6,595,329
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             16,622              46,560
   Net transfers.............................................................            209,082             327,742
   Surrenders for benefit payments and fees..................................         (1,450,489)         (4,080,641)
   Other transactions........................................................               (207)               (753)
   Death benefits............................................................           (187,018)           (524,316)
   Net annuity transactions..................................................                273              87,556
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,411,737)         (4,143,852)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (355,138)          2,451,477

NET ASSETS:
   Beginning of period.......................................................          9,440,991          27,895,259
                                                                               ------------------  ------------------
   End of period.............................................................  $       9,085,853   $      30,346,736
                                                                               ==================  ==================


                                                                                    PUTNAM VT
                                                                                   HIGH YIELD            PUTNAM VT
                                                                                      FUND              INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       3,295,222   $       3,960,841
   Net realized gain (loss) on security transactions.........................          (6,964,176)         (1,544,546)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........           4,196,758           1,684,195
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             527,804           4,100,490
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             459,013             292,881
   Net transfers.............................................................          (1,629,983)            332,258
   Surrenders for benefit payments and fees..................................         (10,077,500)        (13,160,052)
   Other transactions........................................................                (145)                750
   Death benefits............................................................          (2,754,599)         (2,516,793)
   Net annuity transactions..................................................             955,458             356,421
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (13,047,756)        (14,694,535)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (12,519,952)        (10,594,045)

NET ASSETS:
   Beginning of period.......................................................          70,908,086          82,764,970
                                                                               -------------------  ------------------
   End of period.............................................................   $      58,388,134   $      72,170,925
                                                                               ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                  INTERNATIONAL       INTERNATIONAL
                                                                                   VALUE FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          52,480   $        (126,542)
   Net realized gain (loss) on security transactions.........................            168,092           1,808,190
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (4,500,456)         (5,755,358)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (4,279,884)         (4,073,710)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            218,553             120,784
   Net transfers.............................................................           (358,055)           (718,198)
   Surrenders for benefit payments and fees..................................         (5,602,142)         (7,177,973)
   Other transactions........................................................                 (3)                137
   Death benefits............................................................         (1,152,298)           (928,912)
   Net annuity transactions..................................................            125,028             198,255
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,768,917)         (8,505,907)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (11,048,801)        (12,579,617)

NET ASSETS:
   Beginning of period.......................................................         45,877,362          58,025,028
                                                                               ------------------  ------------------
   End of period.............................................................  $      34,828,561   $      45,445,411
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL         PUTNAM VT
                                                                                  GROWTH FUND       INVESTORS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (225,500)  $          (6,199)
   Net realized gain (loss) on security transactions.........................          1,941,683           3,288,011
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (3,101,265)          1,966,648
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,385,082)          5,248,460
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            247,231             231,323
   Net transfers.............................................................           (573,522)            337,210
   Surrenders for benefit payments and fees..................................         (2,504,153)         (6,880,454)
   Other transactions........................................................                191                  18
   Death benefits............................................................           (750,359)           (879,695)
   Net annuity transactions..................................................            105,638              22,010
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,474,974)         (7,169,588)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,860,056)         (1,921,128)

NET ASSETS:
   Beginning of period.......................................................         22,315,093          46,768,569
                                                                               ------------------  ------------------
   End of period.............................................................  $      17,455,037   $      44,847,441
                                                                               ==================  ==================

                                                                                    PUTNAM VT            PUTNAM VT
                                                                                      MONEY              MULTI-CAP
                                                                                   MARKET FUND          GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (580,185)   $      (1,702,928)
   Net realized gain (loss) on security transactions.........................                  (2)          19,154,103
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........                  --            4,180,603
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (580,187)          21,631,778
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             277,220              805,137
   Net transfers.............................................................           8,466,399           (2,637,186)
   Surrenders for benefit payments and fees..................................         (14,977,556)         (23,661,300)
   Other transactions........................................................                (155)               4,351
   Death benefits............................................................          (2,008,377)          (3,418,431)
   Net annuity transactions..................................................             296,888            1,184,520
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (7,945,581)         (27,722,909)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (8,525,768)          (6,091,131)

NET ASSETS:
   Beginning of period.......................................................          45,690,692          194,206,084
                                                                               -------------------  -------------------
   End of period.............................................................   $      37,164,924    $     188,114,953
                                                                               ===================  ===================

                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            SMALL CAP
                                                                                  RESEARCH FUND         VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (60,625)  $        (241,395)
   Net realized gain (loss) on security transactions.........................           1,347,307           2,184,128
   Net realized gain distributions...........................................                  --           8,738,420
   Change in unrealized appreciation (depreciation) during the period........             544,137         (10,037,650)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,830,819             643,503
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              25,748             208,526
   Net transfers.............................................................              26,402          (1,315,801)
   Surrenders for benefit payments and fees..................................          (2,247,610)         (6,155,035)
   Other transactions........................................................                (254)               (112)
   Death benefits............................................................            (244,965)           (719,029)
   Net annuity transactions..................................................             101,010             281,304
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,339,669)         (7,700,147)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (508,850)         (7,056,644)

NET ASSETS:
   Beginning of period.......................................................          14,955,651          40,380,965
                                                                               -------------------  ------------------
   End of period.............................................................  $       14,446,801   $      33,324,321
                                                                               ===================  ==================

                                                                                    PUTNAM VT          PUTNAM VT
                                                                                  GEORGE PUTNAM         GLOBAL
                                                                                  BALANCED FUND     UTILITIES FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         195,287   $         639,027
   Net realized gain (loss) on security transactions.........................           (144,294)            774,045
   Net realized gain distributions...........................................                 --           2,537,136
   Change in unrealized appreciation (depreciation) during the period........          4,603,995             801,660
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,654,988           4,751,868
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            189,441             184,868
   Net transfers.............................................................             97,089            (313,967)
   Surrenders for benefit payments and fees..................................         (7,823,249)         (6,186,305)
   Other transactions........................................................             (1,071)              4,399
   Death benefits............................................................         (1,889,863)         (1,339,990)
   Net annuity transactions..................................................            587,109             415,833
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (8,840,544)         (7,235,162)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,185,556)         (2,483,294)

NET ASSETS:
   Beginning of period.......................................................         54,621,206          38,354,644
                                                                               ------------------  ------------------
   End of period.............................................................  $      50,435,650   $      35,871,350
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                      PUTNAM VT
                                                                                                       CAPITAL
                                                                                 PUTNAM VT          OPPORTUNITIES
                                                                               VOYAGER FUND             FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $      (1,268,125)  $         (125,540)
   Net realized gain (loss) on security transactions.......................         29,980,212              647,029
   Net realized gain distributions.........................................          5,568,119            2,104,181
   Change in unrealized appreciation (depreciation) during the period......        (11,210,966)          (2,035,677)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         23,069,240              589,993
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          1,170,513               54,062
   Net transfers...........................................................         (6,370,729)            (644,973)
   Surrenders for benefit payments and fees................................        (39,660,297)          (1,364,836)
   Other transactions......................................................              1,304                  111
   Death benefits..........................................................         (6,404,016)            (359,841)
   Net annuity transactions................................................          1,550,564               70,935
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (49,712,661)          (2,244,542)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................        (26,643,421)          (1,654,549)

NET ASSETS:
   Beginning of period.....................................................        305,048,669           12,022,336
                                                                             ------------------  -------------------
   End of period...........................................................  $     278,405,248   $       10,367,787
                                                                             ==================  ===================


                                                                                  PUTNAM VT
                                                                                EQUITY INCOME
                                                                                    FUND
                                                                                 SUB-ACCOUNT
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          698,115
   Net realized gain (loss) on security transactions.......................          12,092,000
   Net realized gain distributions.........................................                  --
   Change in unrealized appreciation (depreciation) during the period......           1,085,703
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........          13,875,818
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             822,811
   Net transfers...........................................................          (2,071,624)
   Surrenders for benefit payments and fees................................         (19,648,277)
   Other transactions......................................................                 (31)
   Death benefits..........................................................          (3,876,100)
   Net annuity transactions................................................             916,959
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (23,856,262)
                                                                             -------------------
   Net increase (decrease) in net assets...................................          (9,980,444)

NET ASSETS:
   Beginning of period.....................................................         135,825,497
                                                                             -------------------
   End of period...........................................................  $      125,845,053
                                                                             ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            AMERICAN
                                                                                    MULTI-CAP           GOVERNMENT
                                                                                   VALUE FUND           INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (15,996)  $          86,074
   Net realized gain (loss) on security transactions.........................             866,600          (1,010,216)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........           4,834,127             188,816
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           5,684,731            (735,326)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              79,284             340,943
   Net transfers.............................................................             264,808          (2,898,195)
   Surrenders for benefit payments and fees..................................          (1,582,636)         (4,750,305)
   Other transactions........................................................                 (50)                155
   Death benefits............................................................            (325,104)         (1,891,105)
   Net annuity transactions..................................................               6,828                 366
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,556,870)         (9,198,141)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           4,127,861          (9,933,467)

NET ASSETS:
   Beginning of period.......................................................          14,912,280          46,130,561
                                                                               -------------------  ------------------
   End of period.............................................................   $      19,040,141   $      36,197,094
                                                                               ===================  ==================


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   DIVERSIFIED       GLOBAL ASSET
                                                                                   INCOME FUND      ALLOCATION FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,430,974   $         493,666
   Net realized gain (loss) on security transactions.........................         (3,999,427)          2,484,031
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          6,925,357           8,415,407
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,356,904          11,393,104
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            289,115             394,936
   Net transfers.............................................................            830,806          (1,030,269)
   Surrenders for benefit payments and fees..................................         (9,818,680)         (7,913,026)
   Other transactions........................................................              9,970              (1,326)
   Death benefits............................................................         (2,856,234)         (2,657,763)
   Net annuity transactions..................................................            248,691             102,513
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (11,296,332)        (11,104,935)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (6,939,428)            288,169

NET ASSETS:
   Beginning of period.......................................................         72,475,235          68,091,900
                                                                               ------------------  ------------------
   End of period.............................................................  $      65,535,807   $      68,380,069
                                                                               ==================  ==================


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                     GLOBAL            GROWTH AND
                                                                                   EQUITY FUND         INCOME FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        285,537   $       2,389,646
   Net realized gain (loss) on security transactions.........................          1,197,339          15,523,505
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         21,757,115         119,217,047
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         23,239,991         137,130,198
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            383,193           1,816,772
   Net transfers.............................................................         (2,018,049)        (11,948,040)
   Surrenders for benefit payments and fees..................................        (10,003,996)        (56,404,398)
   Other transactions........................................................            (62,373)           (161,556)
   Death benefits............................................................         (2,166,540)        (15,892,894)
   Net annuity transactions..................................................            459,247           2,269,674
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (13,408,518)        (80,320,442)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          9,831,473          56,809,756

NET ASSETS:
   Beginning of period.......................................................         81,867,077         434,220,766
                                                                               ------------------  ------------------
   End of period.............................................................   $     91,698,550   $     491,030,522
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                    GROWTH              PUTNAM VT
                                                                                 OPPORTUNITIES        GLOBAL HEALTH
                                                                                     FUND               CARE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (62,527)   $         (36,325)
   Net realized gain (loss) on security transactions.........................           (419,404)           1,524,001
   Net realized gain distributions...........................................                 --              806,142
   Change in unrealized appreciation (depreciation) during the period........          3,000,410            6,225,000
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          2,518,479            8,518,818
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             64,956               81,758
   Net transfers.............................................................            (43,528)             780,555
   Surrenders for benefit payments and fees..................................           (803,479)          (3,335,667)
   Other transactions........................................................             (1,434)               3,719
   Death benefits............................................................            (74,008)            (802,527)
   Net annuity transactions..................................................             31,962              294,985
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (825,531)          (2,977,177)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................          1,692,948            5,541,641

NET ASSETS:
   Beginning of period.......................................................          7,748,043           22,353,618
                                                                               ------------------  -------------------
   End of period.............................................................  $       9,440,991    $      27,895,259
                                                                               ==================  ===================


                                                                                    PUTNAM VT
                                                                                   HIGH YIELD           PUTNAM VT
                                                                                      FUND             INCOME FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       4,620,507   $       2,534,538
   Net realized gain (loss) on security transactions.........................         (9,813,793)         (2,095,766)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         10,092,261              76,010
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,898,975             514,782
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            466,225             635,966
   Net transfers.............................................................         (3,856,913)         (1,787,144)
   Surrenders for benefit payments and fees..................................        (10,411,778)        (13,965,592
   Other transactions........................................................            (49,176)              2,514
   Death benefits............................................................         (2,885,009)         (3,916,916)
   Net annuity transactions..................................................            (27,173)            836,601
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (16,763,824)        (18,194,571)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (11,864,849)        (17,679,789)

NET ASSETS:
   Beginning of period.......................................................         82,772,935         100,444,759
                                                                               ------------------  ------------------
   End of period.............................................................  $      70,908,086   $      82,764,970
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                  INTERNATIONAL       INTERNATIONAL
                                                                                   VALUE FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         634,676   $         136,233
   Net realized gain (loss) on security transactions.........................           (546,613)            989,532
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          8,485,652          12,016,403
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          8,573,715          13,142,168
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            299,725             407,512
   Net transfers.............................................................         (1,517,725)         (1,398,783)
   Surrenders for benefit payments and fees..................................         (6,135,717)         (7,209,024)
   Other transactions........................................................               (628)             17,044
   Death benefits............................................................         (1,299,542)         (1,425,604)
   Net annuity transactions..................................................            345,168             182,228
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (8,308,719)         (9,426,627)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            264,996           3,715,541

NET ASSETS:
   Beginning of period.......................................................         45,612,366          54,309,487
                                                                               ------------------  ------------------
   End of period.............................................................  $      45,877,362   $      58,025,028
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL         PUTNAM VT
                                                                                  GROWTH FUND       INVESTORS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (26,274)  $         118,478
   Net realized gain (loss) on security transactions.........................          1,481,905           2,320,675
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          2,611,953          10,569,214
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,067,584          13,008,367
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            116,953             407,721
   Net transfers.............................................................           (209,449)         (1,092,378)
   Surrenders for benefit payments and fees..................................         (2,494,623)         (6,206,980)
   Other transactions........................................................               (200)              1,934
   Death benefits............................................................           (327,482)         (1,704,853)
   Net annuity transactions..................................................             48,554             282,483
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,866,247)         (8,312,073)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          1,201,337           4,696,294

NET ASSETS:
   Beginning of period.......................................................         21,113,756          42,072,275
                                                                               ------------------  ------------------
   End of period.............................................................  $      22,315,093   $      46,768,569
                                                                               ==================  ==================

                                                                                    PUTNAM VT            PUTNAM VT
                                                                                      MONEY              MULTI-CAP
                                                                                   MARKET FUND          GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (695,967)   $      (1,225,462)
   Net realized gain (loss) on security transactions.........................                  --           16,685,207
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........                  --           38,453,807
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (695,967)          53,913,552
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,042,994              715,540
   Net transfers.............................................................          14,881,663           (4,622,781)
   Surrenders for benefit payments and fees..................................         (21,139,190)         (20,711,835)
   Other transactions........................................................             (22,859)             (14,665)
   Death benefits............................................................          (1,580,649)          (4,127,633)
   Net annuity transactions..................................................             224,400              418,323
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (6,593,641)         (28,343,051)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (7,289,608)          25,570,501

NET ASSETS:
   Beginning of period.......................................................          52,980,300          168,635,583
                                                                               -------------------  -------------------
   End of period.............................................................   $      45,690,692    $     194,206,084
                                                                               ===================  ===================

                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            SMALL CAP
                                                                                  RESEARCH FUND         VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (13,814)  $        (142,573)
   Net realized gain (loss) on security transactions.........................           1,142,951           2,529,218
   Net realized gain distributions...........................................                  --             539,632
   Change in unrealized appreciation (depreciation) during the period........           2,862,864           8,983,584
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           3,992,001          11,909,861
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              93,958             150,634
   Net transfers.............................................................            (717,606)           (430,637)
   Surrenders for benefit payments and fees..................................          (2,045,363)         (4,162,530)
   Other transactions........................................................                  11                (912)
   Death benefits............................................................            (481,756)           (663,500)
   Net annuity transactions..................................................              61,717             263,631
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (3,089,039)         (4,843,314)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             902,962           7,066,547

NET ASSETS:
   Beginning of period.......................................................          14,052,689          33,314,418
                                                                               -------------------  ------------------
   End of period.............................................................  $       14,955,651   $      40,380,965
                                                                               ===================  ==================

                                                                                    PUTNAM VT          PUTNAM VT
                                                                                  GEORGE PUTNAM         GLOBAL
                                                                                  BALANCED FUND     UTILITIES FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         308,679   $         572,489
   Net realized gain (loss) on security transactions.........................         (1,517,809)            549,938
   Net realized gain distributions...........................................                 --             757,004
   Change in unrealized appreciation (depreciation) during the period........          9,789,012           3,042,007
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          8,579,882           4,921,438
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            257,782             288,272
   Net transfers.............................................................           (507,831)         (1,168,299)
   Surrenders for benefit payments and fees..................................         (6,756,950)         (5,560,108)
   Other transactions........................................................                 42                (517)
   Death benefits............................................................         (2,197,773)         (1,448,375)
   Net annuity transactions..................................................            141,499             266,217
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,063,231)         (7,622,810)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (483,349)         (2,701,372)

NET ASSETS:
   Beginning of period.......................................................         55,104,555          41,056,016
                                                                               ------------------  ------------------
   End of period.............................................................  $      54,621,206   $      38,354,644
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      PUTNAM VT
                                                                                                       CAPITAL
                                                                                 PUTNAM VT          OPPORTUNITIES
                                                                               VOYAGER FUND             FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $      (1,041,787)  $          (85,080)
   Net realized gain (loss) on security transactions.......................         23,123,904              983,911
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......         75,091,008            2,273,838
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         97,173,125            3,172,669
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          1,375,488               20,568
   Net transfers...........................................................         (6,830,525)             159,632
   Surrenders for benefit payments and fees................................        (32,107,348)          (1,411,902)
   Other transactions......................................................              3,998                    9
   Death benefits..........................................................         (7,203,754)            (134,285)
   Net annuity transactions................................................            306,747               22,588
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (44,455,394)          (1,343,390)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         52,717,731            1,829,279
   Net Assets:
   Beginning of period.....................................................        252,330,938           10,193,057
                                                                             ------------------  -------------------
   End of period...........................................................  $     305,048,669   $       12,022,336
                                                                             ==================  ===================


                                                                                  PUTNAM VT
                                                                                EQUITY INCOME
                                                                                    FUND
                                                                                 SUB-ACCOUNT
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          950,971
   Net realized gain (loss) on security transactions.......................           8,892,496
   Net realized gain distributions.........................................                  --
   Change in unrealized appreciation (depreciation) during the period......          25,029,659
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........          34,873,126
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             708,771
   Net transfers...........................................................            (298,700)
   Surrenders for benefit payments and fees................................         (17,628,053)
   Other transactions......................................................             (72,139)
   Death benefits..........................................................          (3,204,994)
   Net annuity transactions................................................             480,093
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (20,015,022)
                                                                             -------------------
   Net increase (decrease) in net assets...................................          14,858,104
   Net Assets:
   Beginning of period.....................................................         120,967,393
                                                                             -------------------
   End of period...........................................................  $      135,825,497
                                                                             ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Ten (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: Putnam VT Multi-Cap Value Fund, Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Global Health Care Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Utilities Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, and Putnam VT Equity Income Fund.

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.



--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk).

        Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.50% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.



--------------------------------------------------------------------------------
                                    SA-26

  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                         PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                               AT COST        FROM SALES
---------------------------------------------------------------------------------------------------    -------------   -------------
Putnam VT Multi-Cap Value Fund.....................................................................     $  1,428,494    $  4,436,169
Putnam VT American Government Income Fund..........................................................        3,030,680       7,598,733
Putnam VT Diversified Income Fund..................................................................        6,070,138      13,412,304
Putnam VT Global Asset Allocation Fund.............................................................        5,306,215      12,632,834
Putnam VT Global Equity Fund.......................................................................          870,466      15,591,741
Putnam VT Growth and Income Fund...................................................................        8,216,816      92,093,916
Putnam VT Growth Opportunities Fund................................................................        1,325,011       2,405,760
Putnam VT Global Health Care Fund..................................................................        4,338,553       6,189,369
Putnam VT High Yield Fund..........................................................................        5,193,528      14,946,062
Putnam VT Income Fund..............................................................................        6,570,558      17,304,253
Putnam VT International Value Fund.................................................................        1,354,319       8,070,758
Putnam VT International Equity Fund................................................................        1,292,657       9,925,103
Putnam VT International Growth Fund................................................................          555,357       4,255,831
Putnam VT Investors Fund...........................................................................        2,663,802       9,839,590
Putnam VT Money Market Fund........................................................................       13,747,473      22,273,229
Putnam VT Multi-Cap Growth Fund....................................................................        2,408,277      31,834,122
Putnam VT Research Fund............................................................................          896,548       3,296,843
Putnam VT Small Cap Value Fund.....................................................................       10,128,238       9,331,358
Putnam VT George Putnam Balanced Fund..............................................................        1,849,847      10,495,102
Putnam VT Global Utilities Fund....................................................................        4,400,146       8,459,143
Putnam VT Voyager Fund.............................................................................       10,206,775      55,619,441
Putnam VT Capital Opportunities Fund...............................................................        3,407,136       3,673,037
Putnam VT Equity Income Fund.......................................................................        3,847,866      27,006,015

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                                UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------  -----------  -----------   -------------
Putnam VT Multi-Cap Value Fund............................................................       53,187      158,731       (105,544)
Putnam VT American Government Income Fund.................................................      107,404      411,249       (303,845)
Putnam VT Diversified Income Fund.........................................................       83,874      570,580       (486,706)
Putnam VT Global Asset Allocation Fund....................................................       46,043      272,664       (226,621)
Putnam VT Global Equity Fund..............................................................       40,724      472,827       (432,103)
Putnam VT Growth and Income Fund..........................................................      112,975    1,316,325     (1,203,350)
Putnam VT Growth Opportunities Fund.......................................................      119,434      301,495       (182,061)
Putnam VT Global Health Care Fund.........................................................       85,270      272,799       (187,529)
Putnam VT High Yield Fund.................................................................       50,954      314,671       (263,717)
Putnam VT Income Fund.....................................................................       79,923      478,128       (398,205)
Putnam VT International Value Fund........................................................       57,307      373,317       (316,010)
Putnam VT International Equity Fund.......................................................       62,329      445,753       (383,424)
Putnam VT International Growth Fund.......................................................       37,336      219,982       (182,646)
Putnam VT Investors Fund..................................................................      205,370      699,902       (494,532)
Putnam VT Money Market Fund...............................................................    8,749,514   13,773,885     (5,024,371)
Putnam VT Multi-Cap Growth Fund...........................................................      187,240    1,071,231       (883,991)
Putnam VT Research Fund...................................................................       46,473      169,327       (122,854)


--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------  -----------  -----------   -------------
Putnam VT Small Cap Value Fund............................................................       48,749      279,512       (230,763)
Putnam VT George Putnam Balanced Fund.....................................................      136,152      728,023       (591,871)
Putnam VT Global Utilities Fund...........................................................       50,579      290,298       (239,719)
Putnam VT Voyager Fund....................................................................      169,053      951,109       (782,056)
Putnam VT Capital Opportunities Fund......................................................       51,475      133,828        (82,353)
Putnam VT Equity Income Fund..............................................................      111,332    1,037,003       (925,671)

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


SUB-ACCOUNT                                                                                   UNITS         UNITS     NET INCREASE
                                                                                             ISSUED       REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------  ------------  -----------   --------------
Putnam VT Multi-Cap Value Fund..........................................................        87,988      159,141       (71,153)
Putnam VT American Government Income Fund...............................................        66,413      580,638      (514,225)
Putnam VT Diversified Income Fund.......................................................       122,151      616,961      (494,810)
Putnam VT Global Asset Allocation Fund..................................................        51,510      336,950      (285,440)
Putnam VT Global Equity Fund............................................................       173,328      644,531      (471,203)
Putnam VT Growth and Income Fund........................................................       120,670    1,483,738    (1,363,068)
Putnam VT Growth Opportunities Fund.....................................................       114,629      250,779      (136,150)
Putnam VT Global Health Care Fund.......................................................       120,961      287,543      (166,582)
Putnam VT High Yield Fund...............................................................        55,109      405,210      (350,101)
Putnam VT Income Fund...................................................................       108,645      648,129      (539,484)
Putnam VT International Value Fund......................................................        80,701      518,081      (437,380)
Putnam VT International Equity Fund.....................................................        76,122      583,820      (507,698)
Putnam VT International Growth Fund.....................................................        46,073      223,587      (177,514)
Putnam VT Investors Fund................................................................       119,515      847,102      (727,587)
Putnam VT Money Market Fund.............................................................    11,630,763   16,067,598    (4,436,835)
Putnam VT Multi-Cap Growth Fund.........................................................       103,372    1,265,823    (1,162,451)
Putnam VT Research Fund.................................................................        33,987      242,590      (208,603)
Putnam VT Small Cap Value Fund..........................................................       120,870      287,083      (166,213)
Putnam VT George Putnam Balanced Fund...................................................       167,916      845,679      (677,763)
Putnam VT Global Utilities Fund.........................................................        42,455      324,976      (282,521)
Putnam VT Voyager Fund..................................................................       198,166    1,071,863      (873,697)
Putnam VT Capital Opportunities Fund....................................................       100,060      154,111       (54,051)
Putnam VT Equity Income Fund............................................................       169,450    1,085,867      (916,417)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                             INVESTMENT
                                           UNIT                                         EXPENSE                INCOME
                                        FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*               HIGHEST**
-------------  ------------  -------------------------------  ----------------  ---------------------  ----------------------
PUTNAM VT MULTI-CAP VALUE FUND
    2014            614,182  $  25.217036  to   $  30.907867   $    17,759,117  0.95%    to    2.45%    0.68%   to    1.41%
    2013            719,726     23.333035  to      28.089581        19,040,141  0.95%    to   2.45%    1.31%    to    1.56%
    2012            790,879     16.830544  to      19.910198        14,912,280  0.95%    to   2.45%    0.38%    to    0.63%
    2011            916,899     14.835977  to      17.252929        15,065,258  0.95%    to   2.45%    0.09%    to    0.53%
    2010          1,130,701     16.024881  to      17.972516        19,824,418  0.95%    to   2.45%    0.25%    to    0.28%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
-------------  -------------------------
PUTNAM VT MULTI-CAP VALUE FUND
    2014          8.07%    to   10.03%
    2013        38.64%     to   41.08%
    2012        13.44%     to   15.40%
    2011        (7.42)%    to   (5.77)%
    2010        21.06%     to   22.89%


--------------------------------------------------------------------------------
                                    SA-28

  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                              INVESTMENT
                                           UNIT                                         EXPENSE                 INCOME
                                        FAIR VALUE                                  RATIO LOWEST TO         RATIO LOWEST TO
SUB-ACCOUNT       UNITS #           LOWEST TO HIGHEST #          NET ASSETS            HIGHEST*                HIGHEST**
-------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
    2014          1,729,347  $  12.900738  to   $  19.895959   $    31,682,193  0.95%    to    2.70%     3.96%   to    4.17%
    2013          2,033,192    12.705739   to      19.222599        36,197,094  0.95%    to    2.70%     1.34%   to    1.47%
    2012          2,547,417    13.116268   to      19.443176        46,130,561  0.95%    to    2.70%     2.46%   to    2.83%
    2011          2,968,495    13.229816   to      19.213110        53,355,786  0.95%    to    2.70%     3.61%   to    4.21%
    2010          3,366,100    12.727002   to      18.112993        57,396,271  0.95%    to    2.70%     7.86%   to    7.86%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014          2,267,449    18.147034   to      24.833345        53,717,123  0.95%    to    2.70%     7.84%   to    8.82%
    2013          2,754,155    18.579157   to      24.983613        65,535,807  0.95%    to    2.70%     3.17%   to    3.85%
    2012          3,248,965    17.704317   to      23.394300        72,475,235  0.95%    to    2.70%     5.50%   to    6.17%
    2011          3,679,402    16.309098   to      21.176909        74,146,526  0.95%    to    2.70%     9.62%   to   12.30%
    2010          4,266,993    17.303702   to      22.078510        89,704,243  0.95%    to    2.70%    14.46%   to   14.46%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014          1,238,535    20.604669   to      55.024424        62,649,714  0.95%    to    2.60%     2.34%   to    2.89%
    2013          1,465,156    19.326280   to      50.766035        68,380,069  0.95%    to    2.60%       --    to    1.81%
    2012          1,750,596    16.599445   to      42.890029        68,091,900  0.95%    to    2.60%     0.74%   to    0.97%
    2011          2,051,921    14.918326   to      37.915858        70,467,597  0.95%    to    2.60%     4.40%   to    4.72%
    2010          2,333,731    15.375875   to      38.438845        81,029,276  0.95%    to    2.60%     5.62%   to    5.62%

PUTNAM VT GLOBAL EQUITY FUND
    2014          2,387,145    10.445342   to      34.054705        78,084,865  0.95%    to    2.45%     0.37%   to    0.38%
    2013          2,819,248    10.549442   to      33.881817        91,698,550  0.95%    to    2.45%       --    to    1.71%
    2012          3,290,451    15.606930   to      25.917415        81,867,077  0.95%    to    2.40%     1.61%   to    2.08%
    2011          3,901,499     5.869876   to      21.771333        80,361,164  0.95%    to    2.50%     1.92%   to    2.16%
    2010          4,351,873     6.332214   to       8.557805        97,098,697  0.95%    to    2.50%     2.17%   to    2.36%

PUTNAM VT GROWTH AND INCOME FUND
    2014          6,004,082    22.093936   to      80.497613       448,865,170  0.95%    to    2.70%     1.34%   to    1.42%
    2013          7,207,432    20.498539   to      73.389208       491,030,522  0.95%    to    2.70%     1.65%   to    1.69%
    2012          8,570,500    15.521526   to      54.607194       434,220,766  0.95%    to    2.70%     1.70%   to    2.04%
    2011         10,045,322    13.384684   to      46.272900       430,643,860  0.95%    to    2.70%     1.23%   to    1.64%
    2010         11,837,113    14.420678   to      48.988600       536,791,816  0.95%    to    2.70%     1.22%   to    1.59%

PUTNAM VT GROWTH OPPORTUNITIES FUND
    2014          1,092,338     7.271388   to       9.009810         9,085,853  0.95%    to    2.50%     0.21%   to    0.44%
    2013          1,274,399     6.544749   to       7.967830         9,440,991  0.95%    to    2.50%     0.48%   to    0.68%
    2012          1,410,549     4.929045   to       5.890821         7,748,043  0.95%    to    2.50%     0.08%   to    0.31%
    2011          1,533,040     4.298695   to       5.046286         7,229,546  0.95%    to    2.50%     0.16%   to    0.40%
    2010          1,786,525     4.597253   to       5.298840         8,875,873  0.95%    to    2.50%     0.21%   to    0.46%

PUTNAM VT GLOBAL HEALTH CARE FUND
    2014          1,171,782    16.014713   to      29.669090        30,346,736  0.95%    to    2.50%     0.25%   to    0.52%
    2013          1,359,311    12.863972   to      23.407272        27,895,259  0.95%    to    2.50%     1.12%   to    1.29%
    2012          1,525,893     9.310321   to      16.643604        22,353,618  0.95%    to    2.50%     1.33%   to    1.61%
    2011          1,767,543     7.807342   to      13.708392        21,425,082  0.95%    to    2.50%     0.88%   to    1.40%
    2010          2,012,183     8.100536   to      13.963974        24,961,418  0.95%    to    2.50%     1.77%   to    2.16%

PUTNAM VT HIGH YIELD FUND
    2014          1,174,127    19.613011   to      53.521022        58,388,134  0.95%    to    2.70%     6.04%   to    6.17%
    2013          1,437,844    19.840585   to      53.202780        70,908,086  0.95%    to    2.70%     6.73%   to    6.78%
    2012          1,787,945    18.899002   to      49.798949        82,772,935  0.95%    to    2.70%     7.48%   to    7.99%
    2011          2,023,260    16.736625   to      43.336427        81,124,963  0.95%    to    2.70%     7.67%   to    8.55%
    2010          2,406,724    16.898316   to      18.704313        95,366,729  0.95%    to    2.70%     8.36%   to    8.36%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
-------------  -------------------------
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
    2014          1.53%    to    3.50%
    2013         (3.13)%   to   (1.13)%
    2012         (0.86)%   to    1.20%
    2011          3.95%    to    6.07%
    2010          2.36%    to    4.35%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014         (2.33)%   to   (0.60)%
    2013          4.94%    to    6.79%
    2012          8.55%    to   10.47%
    2011         (5.75)%   to   (3.94)%
    2010          9.67%    to   11.61%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014          6.61%    to    8.39%
    2013         16.43%    to   18.36%
    2012         11.27%    to   13.12%
    2011         (2.98)%   to   (1.12)%
    2010         11.75%    to   13.61%

PUTNAM VT GLOBAL EQUITY FUND
    2014         (0.99)%   to    0.51%
    2013         28.78%    to   30.73%
    2012         17.33%    to   19.04%
    2011         (7.30)%   to   (5.68)%
    2010          7.13%    to    9.18%

PUTNAM VT GROWTH AND INCOME FUND
    2014          7.78%    to    9.69%
    2013         32.07%    to   34.39%
    2012         15.96%    to   18.01%
    2011         (7.18)%   to   (5.34)%
    2010         11.33%    to   13.30%

PUTNAM VT GROWTH OPPORTUNITIES FUND
    2014         11.10%    to   13.08%
    2013         32.78%    to   35.26%
    2012         14.66%    to   16.74%
    2011         (6.49)%   to   (4.77)%
    2010         14.42%    to   16.46%

PUTNAM VT GLOBAL HEALTH CARE FUND
    2014         24.49%    to   26.75%
    2013         38.17%    to   40.64%
    2012         19.25%    to   21.41%
    2011         (3.62)%   to   (1.83)%
    2010        (0.06)%    to    1.71%

PUTNAM VT HIGH YIELD FUND
    2014         (1.15)%   to    0.60%
    2013          4.98%    to    6.84%
    2012         12.92%    to   14.91%
    2011         (0.96)%   to    0.88%
    2010         11.01%    to   13.46%


--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                              INVESTMENT
                                           UNIT                                         EXPENSE                 INCOME
                                        FAIR VALUE                                  RATIO LOWEST TO         RATIO LOWEST TO
SUB-ACCOUNT       UNITS#            LOWEST TO HIGHEST #         NET ASSETS             HIGHEST*                HIGHEST**
-------------  ------------  -------------------------------  ----------------  ---------------------  -----------------------

PUTNAM VT INCOME FUND
    2014          1,919,313  $  18.169615  to   $  41.660647  $     72,170,925   0.95%   to   2.70%     6.06%    to     6.11%
    2013          2,317,518    17.534742   to      39.507660        82,764,970   0.95%   to   2.70%     3.61%    to     3.94%
    2012          2,857,002    17.683696   to      39.152048       100,444,759   0.95%   to   2.70%     4.95%    to     5.37%
    2011          3,308,420    16.405029   to      35.691255       105,303,668   0.95%   to   2.70%     8.87%    to     8.98%
    2010          3,866,736    16.051323   to      17.508658       117,257,648   0.95%   to   2.70%    10.33%    to    11.13%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014          1,786,049    14.332805   to      20.582574        34,828,561   0.95%   to   2.70%     1.30%    to     1.70%
    2013          2,102,059    16.268891   to      22.957230        45,877,362   0.95%   to   2.70%     2.50%    to     3.07%
    2012          2,539,439    13.676161   to      18.964001        45,612,366   0.95%   to   2.70%     3.01%    to     3.34%
    2011          3,085,184    11.544659   to      15.730838        46,091,633   0.95%   to   2.70%     2.53%    to     2.98%
    2010          3,691,236    13.757115   to      18.419594        64,599,441   0.95%   to   2.70%     2.72%    to     3.40%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014          2,162,647    15.063393   to      23.055188        45,445,411   0.95%   to   2.70%     0.90%    to     1.28%
    2013          2,546,071    16.600950   to      24.967460        58,025,028   0.95%   to   2.70%     1.33%    to     1.46%
    2012          3,053,769    13.316760   to      19.681103        54,309,487   0.95%   to   2.70%     2.19%    to     2.42%
    2011          3,586,904    11.221763   to      16.297177        52,825,353   0.95%   to   2.70%     3.21%    to     3.58%
    2010          4,208,201    12.853502   to      13.879937        75,419,754   0.95%   to   2.70%     2.65%    to     3.69%

PUTNAM VT INTERNATIONAL GROWTH FUND
    2014            973,682    10.159337   to      18.854244        17,455,037   0.95%   to   2.50%     0.05%    to     0.06%
    2013          1,156,328    11.098770   to      20.280696        22,315,093   0.95%   to   2.50%     1.02%    to     1.03%
    2012          1,333,842     9.299473   to      16.731662        21,113,756   0.95%   to   2.50%     1.43%    to     1.69%
    2011          1,571,856     7.879477   to      13.958887        20,783,442   0.95%   to   2.50%     2.39%    to     2.61%
    2010          1,834,961     9.840756   to      17.164599        29,964,411   0.95%   to   2.50%     2.84%    to     2.85%

PUTNAM VT INVESTORS FUND
    2014          3,031,461    15.945272   to      23.210669        44,847,441   0.95%   to   2.70%     1.18%    to     1.26%
    2013          3,525,993    14.131373   to      20.933378        46,768,569   0.95%   to   2.70%     1.49%    to     1.57%
    2012          4,253,580    10.557859   to      15.915669        42,072,275   0.95%   to   2.70%     1.31%    to     1.53%
    2011          5,014,567     9.123193   to      13.995607        42,925,352   0.95%   to   2.70%     1.11%    to     1.56%
    2010          5,861,433     8.117615   to      14.372782        50,633,566   0.95%   to   2.70%     1.00%    to     1.53%

PUTNAM VT MONEY MARKET FUND
    2014         22,325,158     1.161913   to       8.677529        37,164,924   0.95%   to   2.40%     0.01%    to     0.01%
    2013         27,349,529     0.905585   to       1.172870        45,690,692   0.95%   to   2.45%       --     to     0.01%
    2012         31,786,364     0.927970   to       1.183878        52,980,300   0.95%   to   2.45%     0.01%    to     0.01%
    2011         38,621,166     0.947126   to       1.815304        65,914,724   0.95%   to   2.50%     0.01%    to     0.01%
    2010         43,334,555     0.971006   to       1.206390        75,447,026   0.95%   to   2.50%     0.04%    to     0.04%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014          5,465,046    23.898980   to      38.841597       188,114,953   0.95%   to   2.70%     0.31%    to     0.31%
    2013          6,349,037    21.634576   to      34.551524       194,206,084   0.95%   to   2.70%     0.50%    to     0.51%
    2012          7,511,488    16.290208   to      25.565298       168,635,583   0.95%   to   2.70%     0.24%    to     0.54%
    2011          8,711,129    14.333546   to      22.104549       167,748,152   0.95%   to   2.70%     0.25%    to     0.40%
    2010         10,183,061    15.514809   to      23.510743       205,318,622   0.95%   to   2.70%     0.20%    to     0.27%

PUTNAM VT RESEARCH FUND
    2014            698,129    22.299398   to      23.809952        14,446,801   0.95%   to   2.70%     0.79%    to     0.82%
    2013            820,983    19.599689   to      21.296751        14,955,651   0.95%   to   2.70%     1.08%    to     1.13%
    2012          1,029,586    14.836863   to      16.405928        14,052,689   0.95%   to   2.70%     1.03%    to     1.62%
    2011          1,242,597    12.702366   to      14.293521        14,499,828   0.95%   to   2.70%     0.79%    to     1.22%
    2010          1,513,625    10.219184   to      14.946184        17,937,348   0.95%   to   2.70%     0.91%    to     1.41%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
-------------  -------------------------

PUTNAM VT INCOME FUND
    2014         3.62%    to      5.45%
    2013        (0.84)%   to      0.91%
    2012         7.79%    to      9.70%
    2011         2.20%    to      4.16%
    2010         6.94%    to      9.18%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014       (11.90)%   to   (10.34)%
    2013        18.96%    to     21.06%
    2012        18.46%    to     20.55%
    2011       (16.08)%   to   (14.34)%
    2010         4.27%    to      6.11%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014        (9.26)%   to    (7.66)%
    2013        24.66%    to     26.86%
    2012        18.67%    to     20.76%
    2011       (19.15)%   to   (17.50)%
    2010         7.10%    to      9.23%

PUTNAM VT INTERNATIONAL GROWTH FUND
    2014        (8.46)%   to    (7.03)%
    2013        19.35%    to     21.21%
    2012        18.02%    to     19.86%
    2011       (19.93)%   to   (18.43)%
    2010         9.44%    to     11.14%

PUTNAM VT INVESTORS FUND
    2014        10.88%    to     12.84%
    2013        31.53%    to     33.85%
    2012        13.72%    to     15.73%
    2011        (2.62)%   to    (0.66)%
    2010        10.89%    to     13.16%

PUTNAM VT MONEY MARKET FUND
    2014        (2.36)%   to    (0.93)%
    2013        (2.41)%   to    (0.93)%
    2012        (2.41)%   to    (0.94)%
    2011        (2.46)%   to    (0.94)%
    2010        (2.43)%   to    (0.91)%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014        10.47%    to     12.42%
    2013        32.81%    to     35.15%
    2012        13.65%    to     15.66%
    2011        (7.61)%   to    (5.78)%
    2010        16.38%    to     18.43%

PUTNAM VT RESEARCH FUND
    2014        11.80%    to     13.77%
    2013        29.81%    to     32.10%
    2012        14.78%    to     16.80%
    2011        (4.37)%   to    (2.35)%
    2010        13.28%    to     15.51%


--------------------------------------------------------------------------------
                                    SA-30

  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                             INVESTMENT
                                           UNIT                                         EXPENSE                INCOME
                                        FAIR VALUE                                  RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS#            LOWEST TO HIGHEST #         NET ASSETS             HIGHEST*               HIGHEST**
-------------  ------------  -------------------------------  ----------------  ---------------------  ---------------------

PUTNAM VT SMALL CAP VALUE FUND
    2014            970,794  $  24.377401  to   $  39.412905  $     33,324,321   0.95%   to   2.70%     0.46%    to   0.88%
    2013          1,201,557    24.213174   to      38.390244        40,380,965   0.95%   to   2.70%     0.88%    to   0.94%
    2012          1,367,770    17.818061   to      27.683408        33,314,418   0.95%   to   2.70%     0.45%    to   0.70%
    2011          1,605,821    15.580789   to      23.725662        33,686,979   0.95%   to   2.70%     0.49%    to   0.73%
    2010          1,975,605    16.801794   to      25.091129        43,947,396   0.95%   to   2.70%     0.26%    to   0.55%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014          3,209,749    17.093406   to      18.500231        50,435,650   0.95%   to   2.70%     1.53%    to   1.80%
    2013          3,801,620    15.556560   to      17.172841        54,621,206   0.95%   to   2.70%     1.69%    to   1.93%
    2012          4,479,383    13.257464   to      14.939439        55,104,555   0.95%   to   2.70%     1.85%    to   1.93%
    2011          5,129,259    11.867897   to      13.638585        56,744,793   0.95%   to   2.70%     2.12%    to   2.48%
    2010          5,997,897    11.646114   to      13.634455        65,401,550   0.95%   to   2.70%     4.53%    to   5.63%

PUTNAM VT GLOBAL UTILITIES FUND
    2014          1,134,235    10.842533   to      15.159250        35,871,350   0.95%   to   2.45%     2.74%    to   4.52%
    2013          1,373,954     9.697514   to      28.846971        38,354,644   0.95%   to   2.45%     2.42%    to   2.42%
    2012          1,656,475     8.731641   to      25.587121        41,056,016   0.95%   to   2.45%     3.42%    to   3.62%
    2011          1,974,535     8.518872   to      24.592016        47,059,175   0.95%   to   2.45%     3.55%    to   3.82%
    2010          2,329,299     9.229351   to      26.245866        59,383,030   0.95%   to   2.45%     3.75%    to   4.03%

PUTNAM VT VOYAGER FUND
    2014          3,346,101    26.161941   to     100.092298       278,405,248   0.95%   to   2.70%     0.73%    to   0.81%
    2013          4,128,157    24.496633   to      92.095063       305,048,669   0.95%   to   2.70%     0.78%    to   0.80%
    2012          5,001,854    17.510142   to      64.688566       252,330,938   0.95%   to   2.70%     0.33%    to   0.38%
    2011          5,774,631    15.748479   to      57.171402       259,587,216   0.95%   to   2.70%       --     to   0.30%
    2010          6,734,711    11.775880   to      19.695563       370,120,314   0.95%   to   2.70%     0.97%    to   1.53%

PUTNAM VT CAPITAL OPPORTUNITIES FUND
    2014            361,058    25.025202   to      30.716496        10,367,787   0.95%   to   2.45%     0.19%    to   0.52%
    2013            443,411    23.957242   to      28.897173        12,022,336   0.95%   to   2.45%     0.64%    to   0.83%
    2012            497,462    18.308157   to      21.707790        10,193,057   0.95%   to   2.45%     0.36%    to   0.67%
    2011            615,343    16.339458   to      19.107999        11,153,740   0.95%   to   2.50%     0.13%    to   0.34%
    2010            668,616    17.843215   to      20.081865        13,078,063   0.95%   to   2.50%     0.23%    to   0.25%

PUTNAM VT EQUITY INCOME FUND
    2014          4,600,419    23.086100   to      29.041762       125,845,053   0.95%   to   2.70%     1.75%    to   2.12%
    2013          5,526,090    21.052535   to      25.953990       135,825,497   0.95%   to   2.70%     1.94%    to   2.32%
    2012          6,442,507    16.333709   to      19.741335       120,967,393   0.95%   to   2.70%     2.26%    to   2.61%
    2011          7,534,457    14.065274   to      16.660867       119,983,488   0.95%   to   2.70%     1.82%    to   2.34%
    2010          8,694,117    14.178081   to      16.151679       137,627,217   0.95%   to   2.70%     1.64%    to   1.97%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
-------------  -------------------------

PUTNAM VT SMALL CAP VALUE FUND
    2014         0.68%    to      2.66%
    2013        35.89%    to     38.68%
    2012        14.36%    to     16.68%
    2011        (7.27)%   to    (5.44)%
    2010        22.63%    to     25.11%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014         7.73%    to      9.88%
    2013        14.95%    to     17.34%
    2012         9.54%    to     11.71%
    2011         0.03%    to      1.90%
    2010         7.88%    to     10.15%

PUTNAM VT GLOBAL UTILITIES FUND
    2014        11.81%    to     13.80%
    2013        11.06%    to     12.74%
    2012         2.50%    to      4.05%
    2011        (7.70)%   to    (6.09)%
    2010        (0.63)%   to      0.87%

PUTNAM VT VOYAGER FUND
    2014         6.80%    to      8.68%
    2013        39.90%    to     42.37%
    2012        11.19%    to     13.15%
    2011       (20.04)%   to   (18.42)%
    2010        17.58%    to     19.93%

PUTNAM VT CAPITAL OPPORTUNITIES FUND
    2014         4.46%    to      6.30%
    2013        30.86%    to     33.12%
    2012        11.60%    to     13.61%
    2011        (8.43)%   to    (6.77)%
    2010        26.34%    to     28.31%

PUTNAM VT EQUITY INCOME FUND
    2014         9.66%    to     11.90%
    2013        28.89%    to     31.47%
    2012        16.13%    to     18.49%
    2011        (0.80)%   to      1.11%
    2010         9.61%    to     11.54%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.


--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT TEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.



RIDERS:

     The sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  The Hartford's Principal First Charge maximum of 0.75%


     -  The Hartford's Principal First Preferred Charge maximum of 0.20%
     - Optional Death Benefit Charge maximum of 0.15% Earnings Protection Benefit Charge maximum of 0.20%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.



7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                    SA-32